EXHIBIT 10.25

___________________________________________________________________________
___________________________________________________________________________





                            LEASE  AGREEMENT

                                 BETWEEN

                       ALFIERI-PARKWAY ASSOCIATES,

                               AS LANDLORD

                                  -AND-

                       HOST  AMERICA CORPORATION,

                                AS TENANT















PREMISES: 499 THORNALL STREET
          EDISON, NEW JERSEY
          PORTION 1ST FLOOR

DATED:    SEPTEMBER  30, 1999




___________________________________________________________________________
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
                                  INDEX
                                  -----

ARTICLE                          CAPTION                             PAGE
-------                          -------                             ----
     1    Demised Premises, Term, Rent . . . . . . . . . . . . . . . . .1

     2    Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     3    Preparation of the Demised Premises. . . . . . . . . . . . . .4

     4    When Demised Premises Ready for Occupancy. . . . . . . . . . .4

     5    Additional Rent. . . . . . . . . . . . . . . . . . . . . . . .5

     6    Subordination, Notice to Mortgagees. . . . . . . . . . . . . .5

     7    Quiet Enjoyment. . . . . . . . . . . . . . . . . . . . . . . .6

     8    Assignment, Mortgaging, Subletting . . . . . . . . . . . . . .6

     9    Compliance with Laws and Requirements of
          Public Authorities . . . . . . . . . . . . . . . . . . . . . .6

     10   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . .7

     11   Rules and Regulations. . . . . . . . . . . . . . . . . . . . .9

     12   Tenant's Changes . . . . . . . . . . . . . . . . . . . . . . 10

     13   Tenant's Property. . . . . . . . . . . . . . . . . . . . . . 12

     14   Repairs and Maintenance. . . . . . . . . . . . . . . . . . . 13

     15   Electricity. . . . . . . . . . . . . . . . . . . . . . . . . 14

     16   Heating, Ventilation and Air-Conditioning. . . . . . . . . . 15

     17   Landlord's Other Services. . . . . . . . . . . . . . . . . . 15

     18   Access, Changes in Building Facilities, Name . . . . . . . . 16

     19   Notices of Accidents . . . . . . . . . . . . . . . . . . . . 17

     20   Non-Liability and Indemnification. . . . . . . . . . . . . . 17

                                   (i)

ARTICLE                          CAPTION                             PAGE
-------                          -------                             ----


     21   Destruction or Damage. . . . . . . . . . . . . . . . . . . . 18

     22   Eminent Domain . . . . . . . . . . . . . . . . . . . . . . . 20

     23   Surrender. . . . . . . . . . . . . . . . . . . . . . . . . . 21

     24   Conditions of Limitation . . . . . . . . . . . . . . . . . . 22

     25   Re-Entry by Landlord . . . . . . . . . . . . . . . . . . . . 23

     26   Damages. . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     27   Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . 26

     28   No Other Waivers or Modifications. . . . . . . . . . . . . . 26

     29   Curing Tenant's Defaults . . . . . . . . . . . . . . . . . . 27

     30   Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     31   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     32   Estoppel Certificate . . . . . . . . . . . . . . . . . . . . 28

     33   Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . 29

     34   No Other Representations, Construction, Governing Law. . . . 29

     35   Security . . . . . . . . . . . . . . . . . . . . . . . . . . 29

     36   Parties Bound. . . . . . . . . . . . . . . . . . . . . . . . 30

     37   Consents . . . . . . . . . . . . . . . . . . . . . . . . . . 31

     38   Mortgage Financing - Tenant Cooperation. . . . . . . . . . . 31

     39   Environmental Compliance . . . . . . . . . . . . . . . . . . 31

     40   Holding Over . . . . . . . . . . . . . . . . . . . . . . . . 32

     41   Certain Definitions & Constructions. . . . . . . . . . . . . 33

                                  (ii)

ARTICLE                          CAPTION                             PAGE
-------                         --------                             ----


     42   Equipment & Machinery. . . . . . . . . . . . . . . . . . . . 33

     43   Continuous Use . . . . . . . . . . . . . . . . . . . . . . . 34




          EXHIBIT A - Description of Land
          EXHIBIT B - Floor Plan
          EXHIBIT C - Separate Workletter
          EXHIBIT D - Intentionally Deleted
          EXHIBIT E - Rules and Regulations
          EXHIBIT F - Definitions









                                  (iii)

     LEASE, dated September 30, 1999, between ALFIERI-PARKWAY ASSOCIATES, a New Jersey General Partnership, c/o Alfieri Property Management, having its principal office located at 399 Thornall Street, P.O. Box 2911, Edison, New Jersey 08818-2911, ("Landlord"), and HOST AMERICA CORPORATION, a Colorado corporation, having its principal office located at 2 Broadway, Hamden, Connecticut 06518-2697 ("Tenant").


                               WITNESSETH:
                               -----------


                                ARTICLE 1

                      DEMISED PREMISES, TERM, RENT


          1.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the premises hereinafter described, in the building located at 499 Thornall Street, Edison, New Jersey ( the "Building") on the parcel of land more particularly described in Exhibit A ("Land"), for the term hereinafter stated, for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. Each party hereby expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.


          1.02. The premises hereby leased to Tenant is a portion of the 1st floor of the Building, as shown on the floor plans annexed hereto as Exhibit B. Landlord and Tenant have mutually agreed that the premises leased has a rentable area of 456 square feet which includes Tenant's share of the common area. Said premises, together with all fixtures and equipment -which at the commencement, or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article 13) constitute the "Demised Premises".


          1.03. The term of this Lease, for which the Demised Premises are hereby leased, shall commence on a date ("Commencement Date") which shall be (i) the day on which the Demised Premises are ready for occupancy (as defined in Article 4) or (ii) the day Tenant, or anyone claiming under or through Tenant, first occupies the Demised Premises for business, whichever occurs earlier, and shall end at noon on the last day of the calendar month in which occurs the day preceding the fifth (5th) anniversary of the Commencement Date, which ending date is hereinafter called the "Expiration Date", or shall end on such earlier date upon which said term may expire or be canceled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Promptly following the Commencement Date, the Landlord shall notify Tenant in writing of the Commencement Date and the Expiration Date as determined in accordance with this Section.

          1.04. The rents reserved under this Lease, for the term thereof, shall be and consist of:

               (a) Fixed rent of $4,560.00 per year, (calculated on the basis of $10.00/sq. ft. for 456 sq. ft. of rentable area) which shall be payable in equal monthly installments of $380.00 in advance on the first day of each and every calendar month during the term of this Lease, (except Tenant shall pay, upon execution and delivery of this Lease by Tenant, the sum of $380.00 to be applied against the first monthly installment or installments of fixed rent becoming due under this Lease) and

               (b) Additional rent consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent), all to be paid to Landlord at its office, or such other place, or to such agent at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

          1.05. Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or setoff whatsoever.

          1.06. If the Commencement Date occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated and the balance of the first month's fixed rent theretofore paid shall be credited against the next monthly installment of fixed rent.

          1.07. Late payments of any payment of rent, including monthly rent or any portion thereof, which is not received within five (5) days after it is due, will be subject to a late charge equal to five percent (5%) of the unpaid payment, or $100.00, whichever is greater. This amount is in compensation of Landlord's additional cost of processing late payments. In addition, any rent which is not paid when due, including monthly rent, will accrue interest at a late rate charge of First Union Prime Rate plus three percent (3%) per annum, as said rate is reasonably determined by Landlord from published reports, (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. If Tenant is in default of the Lease for failure to pay rent, in addition to the late charges and interest set forth above, Tenant shall be charged with all attorney fees in connection with the collection of all sums due Landlord.

                                ARTICLE 2

                                   USE

2.01. Tenant shall use and occupy the Demised Premises for operation of a upscale food establishment and convenience store including the sale of non-alcoholic beverages and prepared foods and for no other purpose.
Tenant shall not be entitled to sell liquor at the food establishment and convenience store.

          2.02. The use of the Demised Premises for the purposes specified in Section 2.01 shall not include, and Tenant shall not use or permit the use of the Demised Premises for the sale of:

     Frame
     Stationary                         Magazines
     Photo Albums                       Books
     Calendars                          Cigarettes
     Date Books                         Cigars
     Pens, pencils                      Pipes
     Writing supplies                   Tobacco Items
     Novelty Mugs                       Lighters
     Key chains                         Candy, gum, boxed candy
     Over the counter health aids       Figurines
     Greeting Cards                     Photographic equipment
     Gift wrapping                      Photo-processing center
     Novelty items                      Video cassette rentals
     Notions                            Video cassette sales
     Jewelry                            Premiums for businesses
     Lottery Gifts                      Gifts



          2.03. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

          2.04. Tenant shall not at any time use or occupy, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy (or other similar municipal ordinance) governing the use and occupation of the Demised Premises or for the Building.

          2.05. Nothing contained herein shall preclude Landlord from permitting in other portions of the Building with respect to any office tenant's occupancy an eating area or other area which would include: coffee service, vending machines, microwave ovens, kitchen facilities or full company cafeterias.

          2.06. Tenant shall be entitled to utilize any name for the food establishment and convenience store subject to applicable law and the provisions of this Section. At Tenant's sole cost and expense, and subject to Landlord's reasonable approval as to location, design, colors and aesthetics, Tenant shall be entitled to install a sign at each door of the food establishment and convenience store which sign shall be removed at the Expiration Date. Any advertising (or name) for the food establishment and convenience store shall be on behalf of and solely in the name of Tenant and Tenant shall not utilize the Landlord's name or the name "Alfieri" or "Morning Glory" in any respects in connection with the advertising.

          2.07. Landlord has advised Tenant that from time to time the food establishment and convenience store may have a opportunity to cater functions in the Building lobby solely for tenants of the Building.
Tenant acknowledges that any such right shall be subject to the reasonable rules and regulations of Alfieri Property Management, the management company for the Building. Tenant shall not be entitled to arrange or participate in any Building lobby function without express permission of Alfieri Property Management. Landlord agrees that Alfieri Property Management shall direct any inquiries to catering of Building lobby functions to Tenant. Only in instances where Tenant is unable or unwilling to cater a function in the atrium will Landlord allow outside caterers.

                                ARTICLE 3

                   PREPARATION OF THE DEMISED PREMISES

          3.01. The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner, and subject to the terms, conditions and covenants, set forth in Exhibit C. The facilities, materials, and work so to be furnished, installed, and performed in the Demised Premises by Landlord at its expense are hereinafter and in Exhibit C referred to as "Landlord's Work". Such other installations, materials, and work which may be undertaken by or for the account of Tenant to equip, decorate, and furnish the Demised Premises for Tenant's occupancy, commonly called finishing trades work, are hereinafter and in Exhibit C called "Tenant's Finish Work." Landlord and Tenant agree that with respect to Landlord's Work as set forth in Exhibit C, on or before the termination of this Lease, in addition to any restoration Tenant may be required to perform pursuant to any Tenant Change, Tenant shall perform the following restoration: removal from the Demised Premises all equipment comprising Tenant's Voice, Data and Security Systems, including associated outlets, wires, wiring trays and other equipment, materials and facilities, whether located in the ceiling, floor and/or walls which in any way relates, pertains to, constitutes or is connected with Tenant's Voice, Data and/or Security Systems and regardless of whether Landlord or Tenant installed and/or paid for the installation of such systems. In the event there are any changes to the Landlord's Work as set forth in Exhibit C, Landlord reserves the right notify Tenant of any other restoration which may be required as a result of this change.


                                ARTICLE 4

                WHEN DEMISED PREMISES READY FOR OCCUPANCY

          4.01. The Demised Premises shall be deemed ready for occupancy on the earliest date on which all of the following conditions have been met:

               (a) A Certificate of Occupancy (temporary or final) has been issued by the applicable governmental authorities, permitting Tenant's use of the Demised Premises for the purposes for which the same have been leased.

               (b) Landlord's Work, and so much of Tenant's Finish Work as Landlord shall have undertaken in accordance with Exhibit C or by separate letter agreement, in the Demised Premises have been substantially completed, and same shall be so deemed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration or special Finish Work requested by Tenant, such as cabinetry remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Demised Premises.

               (c) Reasonable means of access and facilities necessary to Tenant's use and occupancy of the Demised Premises, including corridors, elevators and stairways, and heating ventilating, air conditioning, sanitary, water, and electrical facilities, have been installed and are in reasonably good operating order and available to Tenant.

          4.02. If making the Demised Premises ready for occupancy shall be delayed by any act or omission of Tenant or any of its employees, agents or contractors or any failure (not due to any act or omission of Landlord or any of its employees, agents or contractors) to plan or execute Tenant's Finish Work diligently or by reason of Tenant's failure to submit Tenant's plans and specifications in the manner set forth in this Lease, the Demised Premises shall be deemed ready for occupancy on the date when they would have been ready but for such delay.

          4.03. If and when Tenant shall take actual possession of the Demised Premises, it shall be conclusively presumed that the same were in satisfactory condition (except for latent defects) as of the date of such taking of possession, unless within ninety (90) days after such date Tenant shall give Landlord notice specifying the respects in which the Demised Premises were not in satisfactory condition.


                                ARTICLE 5

                             ADDITIONAL RENT

                          INTENTIONALLY DELETED


                                ARTICLE 6

                   SUBORDINATION, NOTICE TO MORTGAGEES

          6.01. This Lease, and all rights of Tenant hereunder are and shall be subject and subordinate in all respects to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements, and extensions of such mortgages and spreaders and consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver an instrument that Landlord or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. The mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes called "superior mortgages" and the holder of a superior mortgage or its successor in interest at the time referred to is sometimes hereinafter called a "superior mortgagee."

                                ARTICLE 7

                             QUIET ENJOYMENT

          7.01. So long as Tenant pays all of the fixed rent and additional rent due hereunder and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold, and enjoy the Demised Premises subject, nevertheless, to the obligations of this Lease and, as provided in Article 6, to the superior mortgages.

                                ARTICLE 8

                   ASSIGNMENT, MORTGAGING, SUBLETTING

          8.01. Tenant shall not be entitled to assign or sublet any of the Equipment or any provision of this Lease without Landlord's express written permission, which permission shall not be unreasonably withheld.
In any such attempt to assign or sublet whether by merger, acquisition, replacement or reconstruction shall constitute an event of default hereunder.

                                ARTICLE 9

                 COMPLIANCE WITH LAWS AND REQUIREMENTS
                          OF PUBLIC AUTHORITIES

          9.01. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of public authority, and at its expense shall comply with all laws and requirements of public authorities which shall, with respect to the Demised Premises or the use and occupation thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) Tenant's use of the Demised Premises; (ii) the manner of conduct of Tenant's business or operation of its installation, equipment or other property therein; (iii) any cause or condition created by or at the instance of Tenant, other than by Landlord's performance of any work for or on behalf of Tenant; or (iv) the breach of any of Tenant's obligations hereunder. Furthermore, Tenant need not comply with any such law or requirement of public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 9.02.

               Nothing contained herein shall be construed to require Tenant to make structural alterations to the Building except to the extent that same are required by reason of Tenant's specific use (other than general office).

          9.02. Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any law or requirement of public authority, and Landlord shall cooperate with Tenant in such proceedings provided that:

               (a) Tenant shall defend, indemnify, and hold harmless Landlord against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including reasonable attorney's fees and other expenses reasonably incurred by Landlord;

               (b) Such non-compliance or contest shall not constitute or result in any violation of any superior mortgage, or, if such superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and

               (c) Tenant shall keep Landlord advised as to the status of such proceedings.

          9.03. Tenant acknowledges that it shall comply with all reasonable rules and regulations and reasonable changes thereto of the Landlord with respect to security, cleanliness, operations and similar concerns all of which are intended to relate to the safety, security, use and enjoyment without interference of all tenants of the Buildings.

                               ARTICLE 10

                                INSURANCE

          10.01. Tenant shall not violate, or permit the violation of, any condition imposed by the all-risk casualty policy issued for the Building and shall not do anything, or permit anything to be kept, in the Demised Premises which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect, (unless Tenant pays the resulting increased amount of premium as provided in Section 10.02) or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts and at normal rates reasonably satisfactory to Landlord. However, Tenant shall not be subject to any liability or obligation under this Article by reason of the proper use of the Demised Premises for the purposes permitted by Article 2.

          10.02. If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended all-risk coverage on the Building or equipment or other property of Landlord or other tenants shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended all-risk coverage paid by Landlord because of such act or omission on the part of Tenant, which sum shall be deemed to be additional rent and collectible as such.

          10.03. In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or "make up" of rates for the Building or the Demised Premises, as the case may be, issued by the Fire Insurance Rating Organization of New Jersey or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such premises.

          10.04. Tenant shall obtain and keep in full force and effect during the term of this Lease, at its own cost and expense, Comprehensive General Liability Insurance, such insurance to afford protection in an amount of not less than $1,000,000 for injury or death to any one person, $2,000,000 for injury or death arising out of any one occurrence, and $1,000,000 for damage to property, protecting and naming the Landlord, Alfieri Property Management and the Tenant as insured against any and all claims for personal injury, death or property damage occurring in, upon, adjacent, or connected with the Demised Premises and any part thereof. In addition thereto, Tenant shall maintain such insurances as is applicable to the operations of a food establishment and convenience store and shall provide copies thereof to Landlord. Tenant shall name such other insureds associated with the Building as Landlord reasonably requests. Tenant shall pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, make payments, and in such latter event the Tenant agrees to pay the amount thereof to Landlord on demand and said sum shall be deemed to be additional rent, and in each instance collectible on the first day of any month following the date of notice to Tenant in the same manner as though it were rent originally reserved hereunder, together with interest thereon at the rate of three points in excess of Prime Rate of the First Union. Tenant will use its best efforts to include in such Comprehensive General Liability Insurance policy a provision to the effect that same will be non-cancelable, except upon reasonable advance written notice to Landlord. The original insurance policies or appropriate certificates shall be deposited with Landlord together with any renewals, replacements or endorsements to the end that said insurance shall be in full force and effect for the benefit of the Landlord during the term of this Lease. In the event Tenant shall fail to procure and place such insurance, the Landlord may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be refunded by Tenant to Landlord upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of payment by Landlord, in the same manner as though said sums were additional rent reserved hereunder together with interest thereon at the rate of three points in excess of the Prime Rate of the First Union.

          10.05. Landlord and Tenant agree to use their best efforts to include in each of its insurance policies a waiver of the insurer's right of subrogation against the other party or if such waiver shall be unobtainable or unenforceable (a) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty, the right of recovery against any party responsible for a casualty covered by the policy or (b) any other form of permission for the release of the other party. If such waiver, agreement, or permission shall not be or shall cease to be obtainable without additional charge, or at all, the insured party shall so notify the other party after learning thereof. In such a case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver agreement or permission shall, if obtainable, be included in the policy.

          10.06. Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage, or destruction with respect to its property (including rental value or business interruption) occurring during the term of this Lease to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability or naming the other party as an additional insured, as provided in Sections 10.04 and 10.05. If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property (or rental value or business interruption) the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair, or restoration or payment, then provided that the first party's right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party thereof, or shall be made available to the second party to pay for replacement, repair, or restoration, as the case may be.

          10.07 The waiver of subrogation or permission for release referred to in Section 10.05 shall extend to the agents of each party and their employees and, in the case of Tenant, shall also extend to all other persons and entities occupying, using or visiting the Demised Premises in accordance with the terms of this Lease, but only if and to the extent that such waiver or permission can be obtained without additional charge (unless such party shall pay such charge). The releases provided for in Section
10.06 shall likewise extend to such agents, employees and other persons and entities, if and to the extent that such waiver or permission is effective as to them. Nothing contained in Section 10.06 shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this Lease. Except as otherwise provided in Section 10.04, nothing contained in Sections 10.05 and 10.06 shall be deemed to impose upon either party any duty to procure or maintain any of the kinds of insurance referred to therein or any particular amounts or limits of any such kinds of insurance. However, each party shall advise the other, upon request, from time to time (but not more often than once a year) of all of the policies of insurance it is carrying of any of the kinds referred to in Sections 10.01 and 10.04, and if it shall discontinue any such policy or allow it to lapse, shall notify the other party thereof with reasonable promptness. The insurance policies referred to in Sections 10.05 and 10.06 shall be deemed to include policies procured and maintained by a party for the benefit of its mortgagee or pledgee.

                               ARTICLE 11

                          RULES AND REGULATIONS

          11.01. Tenant and its employees and agent shall faithfully observe and comply with the Rules and Regulations annexed hereto as Exhibit E, and such reasonable changes therein (whether by modification, elimination, or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as changed, the provisions of this Lease shall control.

          11.02. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants, or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents or visitors. However, Landlord shall not enforce any of the Rules and Regulations in such manner as to discriminate against Tenant or anyone claiming under or through Tenant.

                               ARTICLE 12

TENANT'S CHANGES

          12.01. Tenant shall make no changes, alterations, additions, installations, substitutions, or improvements (hereinafter Collectively called "changes", and, as applied to changes Provided for in this Article, "Tenant's Changes") in and to the Demised Premises without the express prior written consent of Landlord.

          All proposed Tenant's Changes shall be submitted to Landlord for written consent at least sixty (60) days prior to the date Tenant intends to commence such changes, such submission to include all plans and specifications for the work to be done, proposed scheduling, and the estimated cost of completion of Tenant's Changes. If Landlord consents to Tenant's Changes, Tenant may commence and diligently prosecute to completion Tenant's Changes, under the direct supervision of Landlord.

          Tenant shall pay to Landlord a supervision fee (which shall include the cost of review of the proposed Tenant's Changes) equal to ten percent (10%) of the certified cost of completion of Tenant's Changes. Prior to the commencement of Tenant's Changes, Tenant shall pay to Landlord ten percent (10%) of the estimated cost of completion (the "Estimated Payment") as additional rent. Within fifteen (15) days after completion of Tenant's Changes, Tenant shall furnish Landlord with a statement, certified by an officer or a principal of Tenant to be accurate and true, of the total cost of completion of Tenant's Changes (the "Total Cost"). If such certified statement furnished by Tenant shall indicate that the Estimated Payment exceeded ten percent (10%) of the Total Cost, Landlord shall forthwith either (i) pay the amount of excess directly to Tenant concurrently with the delivery of the certified statement or (ii) permit Tenant to credit the amount of such excess against the subsequent payment of rent due hereunder. If such certified statement furnished by Tenant shall indicate that ten percent (10%) of the Total Cost exceeded Tenant's Estimated Payment, Tenant shall, simultaneously with the delivery to Landlord of the certified statement, pay the amount of such excess to Landlord as additional rent.

          12.02. Notwithstanding the provisions of Section 12.01, all proposed Tenant's Changes which shall affect or alter:

               (a) The outside appearance or the strength of the Building or of any of its structural parts; or

               (b)  Any part of the Building outside of the Demised
Premises; or

               (c) The mechanical, electrical, sanitary and other service systems of the Building, or increase the usage of such systems;

shall be performed only by the Landlord, at a cost to be mutually agreed upon between Landlord and Tenant.

          12.03. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and shall cause Tenant's Changes to be performed in compliance therewith and with all applicable laws and requirements of public authorities, and with all applicable requirements of insurance bodies, and in good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations in the Building. Tenant's Changes shall be performed in such manner as not to unreasonably interfere with or delay and (unless Tenant shall indemnify Landlord therefor to the latter's reasonable satisfaction) as not to impose any additional expense upon Landlord in the construction, maintenance or operation of the Building. Throughout the performance of Tenant's Changes, Tenant, at its expense, shall carry, or cause to be carried, workmen's compensation insurance in statutory limits and general liability insurance for any occurrence in or about the Building, in which Landlord and its agents shall be named as parties insured in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes. If any of Tenant's Changes shall involve the removal of any fixtures, equipment or other property in the Demised Premises which are not Tenant's Property (as defined in Article 13), such fixtures, equipment or other property shall be promptly replaced, at Tenant's expense, with new fixtures, equipment or other property (as the case may be) of like utility and at least equal value. In addition, unless Landlord shall otherwise expressly consent in writing, the Tenant shall deliver such removed fixtures to Landlord.

          12.04. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by any public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanic's and other liens filed in connection with Tenant's Changes, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any material, fixtures or articles so installed in and constituting part of the Demised Premises and, against all costs, expenses and liabilities incurred in connection with any such lien, security interest, conditional sale or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within fifteen (15) days after Landlord makes written demand therefor. However, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any such notice of violation, provided that Tenant shall comply with the provisions of Section 9.02.

          12.05. Tenant agrees that the exercise of its rights pursuant to the provisions of this Article l2 shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Land and Building, nor interference with the business of Landlord or any tenant or occupant of the Building.

                               ARTICLE 13

                            TENANT'S PROPERTY

          13.01. All fixtures, equipment, improvements, and appurtenances attached to or built into the Demised Premises at the commencement of or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article expressly provided. Landlord and Tenant acknowledge that the equipment and machines set forth in Exhibit C-2 are the property of Landlord.

          13.02. All business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant, without expense to Landlord, and can be removed without permanent structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Demised Premises (all of which are sometimes called "Tenant's Property"), shall be and shall remain the property of Tenant and may be removed by it at any time during the term of this Lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises or to the Building resulting from such removal. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant, without expense to Landlord, and shall not be considered Tenant's Property.

          13.03. At or before the Expiration Date, or the date of an earlier termination of this Lease, or as promptly as practicable after such an earlier termination date, Tenant at its expense, shall remove from the Demised Premises all of Tenant's Property except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord, and, if requested by Landlord, all items of work done by or on behalf of Tenant after the Commencement Date shall be removed by Tenant and Tenant shall repair any damage to the Demised Premises or the Building resulting from such removal. If Tenant fails to remove its Property and/or otherwise fails to perform any restoration required of it under this Lease, then Tenant shall be deemed a hold-over Tenant as contemplated in Article 40.

          13.04. Any other items of Tenant's Property (except money, securities, and other like valuables) which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by

Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit, at Tenant's expense.

                               ARTICLE 14

                         REPAIRS AND MAINTENANCE

          14.01. Tenant shall take good care of the Demised Premises. Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise in and about the Demised Premises and the Building, as shall be required by reason of
(i) the performance of Tenant's Finish Work or Tenant's Changes; (ii) the installation, use or operation of Tenant's Property in the Demised Premises by Tenant, its agents or employees; (iii) the moving of Tenant's Property in or out of the Building; or (iv) the misuse or neglect of Tenant or any of its employees, agents, contractors or invitees; but Tenant shall not be responsible, and Landlord shall be responsible, for any of such repairs as are required by reason of Landlord's neglect or other fault in the manner of performing any of Tenant's Finish Work or Tenant's Changes which may be undertaken by Landlord for Tenant's account or are otherwise required by reason of neglect or other fault of Landlord or its employees, agents, or contractors. Except if required by the neglect or other fault of Landlord or its employees, agents, or contractors, Tenant, at its expense, shall replace all scratched, damaged or broken doors or other glass in or about the Demised Premises and shall be responsible for all repairs, maintenance, and replacement of wall and floor coverings in the Demised Premises and, for the repair and maintenance of all lighting fixtures therein.

          14.02. Landlord shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the Demised Premises, in good working order, condition, and repair and shall make with all due diligence all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Demised Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease.

          14.03. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption, or injury to Tenant's business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment of appurtenances of the Building or the Demised Premises, provided that Landlord shall use due diligence with respect thereto and shall perform such work, except in case of emergency, at a time reasonably convenient to Tenant and otherwise in such a manner as will not materially interfere with Tenant's use of the Demised Premises.

          14.04. Tenant shall be fully and solely responsible for cleaning the food establishment and convenience store. Tenant shall provide Landlord with a copy of a maintenance or janitorial contract which shall be reasonably satisfactory to Landlord to insure that such janitorial contract shall maintain the food establishment and convenience store in a clean condition. With regard to the bathrooms in the lobby of the Building, if Tenant operates the food establishment and convenience store from and after 6:00 p.m. on weekdays and on Saturdays, the cost and obligation to maintain and clean such bathrooms shall be the responsibility of Tenant. Tenant shall provide Landlord with a bathroom cleaning contract to confirm that such bathrooms shall be cleaned.

          14.05. Tenant shall maintain the Demised Premises and any portion of the lobby used by Tenant's customers in a clean and orderly condition and use its best efforts to prevent (a) waste from accumulating in the lobby and (b) odors from penetrating into the lobby or other portions of the Building. Tenant agrees that no deliveries shall be made through the lobby and that all deliveries made to Tenant shall be made through the service corridors only. All refuse accumulated in the operation of the Demised Premise shall be placed in sealed plastic bags and deposited in sealed refuse containers. Landlord reserves the right to designate the area in which the refuse containers shall be located. At Landlord's election, Tenant shall supply its own refuse container and arrange for the emptying thereof. In the event the Landlord arranges for Tenant's refuse removal, Tenant shall reimburse Landlord as additional rent for the cost thereof.

                               ARTICLE 15

                               ELECTRICITY

          15.01. Landlord shall furnish the electric energy that Tenant shall require in the Demised Premises. All charges for water, sewer, electricity and HVAC (exclusive of after hours HVAC) and all other utility charges, other than telephones, are included in Tenant's fixed rent.

          15.02. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act, or omission of the public utility serving the Building with electricity or for any other reason. Landlord shall furnish and install all replacement lighting tubes, lamps, bulbs, and ballasts required in the Demised Premises at Tenant's expense.

          15.03. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld), connect any additional fixtures, appliances, or equipment to the Building electrical distribution system or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers , HVAC equipment or other electrical equipment required therefor shall be provided by Landlord and the cost of installation and maintenance thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord, at Tenant's sole expense, may cause a new survey to be made of the use of electric energy (other than for Building standard heating and air-conditioning as described in Exhibit C) in order to calculate the potential additional electric energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment and Tenant shall pay the estimated cost thereof as monthly additional rent payable pursuant to Section 1.04 hereof.

                               ARTICLE l6

                HEATING, VENTILATION AND AIR-CONDITIONING

          16.01. Landlord shall maintain and operate the heating, ventilating, and air-conditioning systems (hereinafter called "the systems") and shall furnish heat, ventilating, and air conditioning (hereinafter collectively called "air conditioning service") in the Demised Premises through the systems, in compliance with the performance specifications set forth in Exhibit C, as may be required for comfortable occupancy of the Demised Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday except days observed by the Federal or the state government as legal holidays ("Regular Hours") throughout the year. If Tenant shall require air-conditioning service at any other time (hereinafter called "after hours"), Landlord shall furnish such after hours air-conditioning service upon reasonable advance notice from Tenant, and Tenant shall pay Landlord's then established charges therefor on Landlord's demand.

                               ARTICLE l7

                        LANDLORD'S OTHER SERVICES

          17.01. Landlord shall provide public elevator service, passenger and service, by elevators serving the floor on which the Demised Premises are situated during Regular Hours, and shall have at least one passenger elevator subject to call at all other times.


          17.02. Landlord shall furnish adequate hot and cold water to the Demised Premises and to each floor of the Building for cooking, drinking, lavatory, and cleaning purposes, together with soap, towels, and toilet tissue for each lavatory. If Tenant uses water for any other purpose, Landlord, at Tenant's expense, shall install meters to measure Tenant's consumption of cold water and/or hot water for such other purposes and/or steam, as the case may be. Tenant shall pay for the quantities of cold water and hot water shown on such meters, at Landlord's cost thereof, on the rendition of Landlord's bills therefor.

          17.03. Landlord, at its expense, and at Tenant's request, shall insert initial listings on the Building directory of the names of Tenant, and the names of any of their officers and employees, provided that the names so listed shall not take up more than Tenant's proportionate share of the space on the Building directory. All Building directory changes made at Tenant's request after the Tenant's initial listings have been placed on the Building directory shall be made by Landlord at the expense of Tenant, and Tenant agrees to promptly pay to Landlord as additional rent the cost of such changes within ten (10) days after Landlord has submitted an invoice therefor.

          17.04. Landlord reserves the right, without any liability to Tenant, to stop service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator, or other Building systems serving the Demised Premises, or the rendition of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes, or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control.

          17.05. Landlord shall make available for Tenant's use Tenant's Proportionate Share of parking spaces in common with other tenants of the Building in the parking area adjacent to the Building.


          17.06. Tenant acknowledges that as part of the consideration for this Lease, and in order not to interfere with the rights of other tenants or other tenants' quiet enjoyment of the common areas of the Building and otherwise prevent Landlord from performing its services without causing increases to the cost of such services, Tenant agrees that it shall not permit its employees to congregate in hallways or elevators, shall not permit its employees to create an unsightly condition in or about any passageway from the Building or the common areas or to the parking lot/deck, with regard to smoking, including the disposal of cigarettes, in the courtyard and/or outer areas adjacent to the Building and will otherwise require its employees to act and conduct themselves in the common areas in such a manner as will not disturb other tenants or the use and enjoyment by other tenants of the Building.

                               ARTICLE 18

              ACCESS, CHANGES IN BUILDING FACILITIES, NAME

          18.01. All walls, windows, and doors bounding the Demised Premises (including exterior Building walls, core corridor walls and doors, and any core corridor entrance), except the inside surfaces thereof, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan room, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration, and repair are reserved to Landlord.

          18.02. Tenant shall permit Landlord to install, use, and maintain pipes, ducts, and conduits within the demising walls, bearing columns, and ceilings of the Demised Premises.

          18.03. Landlord or Landlord's agent shall have the right upon request (except in emergency under clause (ii) hereof) to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours, (i) to examine the Demised Premises and to show them to the fee owners, holders of superior mortgages, prospective purchasers or mortgagees of the Building as an entirety; and (ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises or its facilities, as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by law or in order to repair and maintain said structure or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting, or maintenance, without liability to Tenant but Landlord shall not unreasonably interfere with Tenant's use of the Demised Premises.

Landlord shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the Building.

          18.04. During the period of six (6) months prior to the Expiration Date, Landlord may exhibit the Demised Premises to prospective tenants.

          18.05. Landlord reserves the right, at any time after completion of the Building, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, provided, however, that such changes shall not reduce the size of the Demised Premises.

          18.06. Landlord may adopt any name for the Building. Landlord reserves the right to change the name or address of the Building at any time.

          18.07. Tenant shall be entitled to open the food establishment and convenience store from 6:00 a.m. in the morning through 11:00 p.m. at night, Monday through Friday, subject to applicable law. Tenant shall also be entitled upon not less than two (2) days notice to Landlord to open the food establishment and convenience store and/or utilize the facilities for preparation on Saturday. Tenant shall be responsible for the cost of after hours HVAC as set forth in Article 16. With regard to the bathrooms in the lobby of the Building, if Tenant operates the food establishment and convenience store from and after 6:00 p.m. on weekdays and on Saturdays, the cost and obligation to maintain and clean such bathrooms shall be the responsibility of Tenant. Tenant shall provide Landlord with a bathroom cleaning contract to confirm that such bathrooms shall be cleaned.


                               ARTICLE 19

                           NOTICE OF ACCIDENTS

          19.01. Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises for which Landlord might be liable; (ii) all fires in the Demised Premises;
(iii) all damage to or defects in the Demised Premises, including the fixtures, equipment, and appurtenances thereof, for the repair of which Landlord might be responsible; and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator, and other systems located in or passing through the Demised Premises or any part thereof.

                               ARTICLE 20

                    NON-LIABILITY AND INDEMNIFICATION

          20.01. Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss

(by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage, or loss, unless caused by or due to the negligence of Landlord, its agents, or employees without contributory negligence on the part of Tenant.

          20.02. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management of the Demised Premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants, invitees or licensees or its or their employees, agents, or contractors, and (b) all costs, expenses, and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding.

          20.03. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant hereunder shall be in no way affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls in connection with a national or other public emergency or shortages of fuel supplies or labor resulting therefrom, or other like cause beyond Landlord's reasonable control.

                               ARTICLE 21

                          DESTRUCTION OR DAMAGE

          21.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other cause, then whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its employees, agents or visitors (and if this Lease shall not have been terminated as in this Article hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises, at its expense, with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of the Tenant's Property.

          21.02. If the Building or the Demised Premises shall be partially damaged or partially destroyed by fire or other cause not attributable to the fault or negligence of Tenant, its agents, or employees, the rents payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable and for the period from the date of such damage or destruction to the date the damage shall be repaired or restored; provided, however, if the damage shall be attributable to the fault or negligence of Tenant, its agents or employees, then rent shall continue but shall be reduced by any amounts received by Landlord pursuant to Landlord's coverage for business interruption and/or rent insurance attributable to the Demised Premises. If the Demised Premises or a major part thereof shall be totally (which shall be deemed to include substantially totally) damaged or destroyed or rendered completely (which shall be deemed to include substantially completely) untenantable on account of fire or other cause, the rents shall abate as of the date of the damage or destruction and until Landlord shall repair, restore, and rebuild the Building and the Demised Premises, provided, however, that should Tenant reoccupy a portion of the Demised Premises during the period of restoration work is taking place and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy.

          21.03. If the Building or the Demised Premises shall be totally damaged or destroyed by fire or other cause, or if the Building shall be so damaged or destroyed by fire or other cause (whether or not the Demised Premises are damaged or destroyed) as to require a reasonably estimated expenditure of more than twenty-five percent (25%) of the full insurable value of the Building immediately prior to the casualty then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within one hundred eighty (180) days after the date of the casualty. In case of any damage or destruction mentioned in this Article, Tenant may terminate the Lease by notice to Landlord, if Landlord has not completed the making of the required repairs and restored and rebuilt the Building and the Demised Premises within twelve (12) months from the date of such damage or destruction, or within such period after such date (not exceeding six (6) months) as shall equal the aggregate period Landlord may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control.

          21.04. No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy during such time that Tenant is able to use the Demised Premises during Landlord's restoration.

          21.05. Notwithstanding any of the foregoing provisions of this Article, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors in connection with the processing of any claim, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rents.

          21.06. Landlord will not carry insurance of any kind on Tenant's Property, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same; to the extent that Tenant shall maintain insurance on Tenant's Property, Landlord shall not be obligated to repair any damage thereto or replace the same.

          21.07. The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and any law of the State of New Jersey providing for such a contingency in the absence of an express agreement, and any other law of like import, now of hereafter in force, shall have no application in such case.

          21.08. If the Demised Premises and/or access thereto become partially or totally damaged or destroyed by any casualty not insured against, then Landlord shall have the right to terminate this Lease upon giving the Tenant thirty (30) days notice and upon the expiration of said thirty (30) day notice period this Lease shall terminate as if such termination date were the Expiration Date.

                               ARTICLE 22

                             EMINENT DOMAIN

          22.01. If the whole of the Building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use of purpose, this Lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title on such taking (which date is herein after also referred to as the "date of the taking"), and the rents shall be prorated and adjusted as of such date.

          22.02. If any part of the Building shall be so taken, this Lease shall be unaffected by such taking, except that Tenant may elect to terminate this Lease in the event of a partial taking, if the area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Tenant shall give notice of such election to Landlord not later than thirty (30) days after the date of such taking. Upon the giving of such notice to Landlord, this Lease shall terminate on the date of service of notice and the rents apportioned to the part of the Demised Premises so taken shall be prorated and adjusted as of the date of the taking and the rents apportioned to the remainder of the Demised Premises shall be prorated and adjusted as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Demised Premises, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent shall be reduced to the amount apportioned to the remainder of the Demised Premises.

          22.03. Except as specifically set forth in Section 22.04. hereof, Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Article without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Tenant hereby expressly assigns to Landlord all of its right, title, and interest in or to every such award.

          22.04. If the temporary use or occupancy of all or any part of the Demised Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive any award which does not serve to diminish Landlord's award in any respect and, if so awarded, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall remain responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the fixed rent and additional rent when due. If the period of temporary use or occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to the Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Expiration Date. All moneys received by Tenant as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by Tenant shall be received, held, and applied by Tenant as a trust fund for payment of the rents falling due hereunder.

          22.05. In the event of any taking of less than the whole of the Building which does not result in a termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Demised Premises which does not extend beyond the Expiration Date, Landlord, at its expense, shall proceed with reasonable diligence to repair, alter, and restore the remaining parts of the Building and the Demised Premises to substantially their former condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Demised Premises provided that Landlord's liability under this
Section 22.05 shall be limited to the net amount (after deducting all costs and expenses, including, but not limited to, legal expenses incurred in connection with the eminent domain proceeding) received by Landlord as an award arising out of such taking. If such taking occurs within the last three (3) years of the term of this Lease, Landlord shall have the right to terminate this Lease by giving the Tenant written notice to such effect within ninety (90) days after such taking, and this Lease shall then expire on that effective date stated in the notice as if that were the Expiration Date, but the fixed rent and the additional rent shall be prorated and adjusted as of the date of such taking.

          22.06. Should any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article then, (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the fixed rent hereunder shall be reduced and adjusted in the same manner as is provided in Section 22.02 according to the reduction in rentable area of the Demised Premises resulting from such taking.

          22.07. Any dispute which may arise between the parties with respect to the meaning or application of any of the provisions of this Article shall be determined by judicial proceeding.

                               ARTICLE 23

                                SURRENDER

          23.01. On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition, and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease. At the time of surrender, or earlier termination of this Lease, the Demised Premises shall be in the same state as existed as of the completion of Landlord's Work and the completion of Tenant's Finish Work except Tenant shall be required to perform the restoration identified in Article 3.01 hereof. Tenant shall be required to perform If Tenant fails to perform any restoration required of it under this Lease on or before the last day of the term of this Lease or upon any earlier termination, Tenant shall be deemed a hold-over Tenant under
Article 40 of this Lease until such time as Tenant has completed such restoration.

                               ARTICLE 24

                        CONDITIONS OF LIMITATION

          24.01. This Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like imports or whenever a petition shall be filed by Tenant under the arrangement provisions of any law of like import, whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then Landlord, (a) at any time of receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for thirty
(30) days, Landlord may give Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 26.

          24.02. This Lease and the term and estate hereby granted are subject to the further limitation that:

               (a) Whenever Tenant shall default in the payment of installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, or any day upon which the same ought to be paid, and such default shall continue for five (5) days after written notice thereof; or

               (b) Whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a written notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty
(30) days and the continuance of which for the period required for cure will not subject Landlord to risk of criminal liability or foreclosure of any superior mortgage if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation; (ii) duly institute within said thirty
(30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the same; (iii) complete such remedy within such time after the date of giving of said notice to Landlord as shall reasonably be necessary; or

               (c) Whenever any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm, or corporation other than Tenant, except as expressly permitted by Article 8; or

               (d) Whenever Tenant shall abandon the Demised Premises (unless as a result of a casualty), or

               (e) If Tenant shall default in the timely payment of rent or additional rent and any such default shall continue to be repeated for two (2) consecutive months or for a total of four (4) months in any period of twelve (12) months, or more than three (3) times in any six (6) month period, then, notwithstanding that such defaults shall have each been cured within the applicable period, any similar default shall be deemed to be deliberate and Landlord may thereafter serve a notice of termination upon Tenant without affording to Tenant opportunity to cure such default;

then, and in any of the foregoing cases, this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall, if the Landlord so elects, terminate upon ten (10) days written notice by Landlord to Tenant of Landlord's election to terminate the Lease and the term hereof shall expire and come end on the date fixed in such notice, with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for the rent and additional rent which subsequently accrues and for damages as provided in Article 26.

                               ARTICLE 25

                          RE-ENTRY BY LANDLORD

          25.01. If Tenant shall default in the payment of any installment of fixed rent, or of any installment of additional rent, on any date upon which the same ought to be paid and if such default shall continue for five (5) days after written notice thereof, or if this Lease shall expire as provided in Article 24, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold, and enjoy the Demised Premises again as and of its first estate and interest therein. The word "re-enter", as herein used, is not restricted to its technical legal meaning. In the event of any termination of this Lease under the provisions of Article 24 or if Landlord shall re-enter the Demised Premises under the provisions of this Article or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed rent and additional rent payable by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession or the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 26.

          25.02. In the event of a breach or threatened breach by Landlord or Tenant of any of their respective obligations under this Lease, either Landlord or Tenant, as the case may be, shall also have the right of injunction. The special remedies hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the parties may lawfully be entitled at any time.

          25.03.    If this Lease shall terminate under the provisions of
Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of this Article, or in the event of any termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all moneys, if any, paid by Tenant to Landlord, whether as advance rent, security, or otherwise, but such moneys shall be credited by Landlord against any fixed rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 26 or pursuant to law.

                               ARTICLE 26

                                 DAMAGES

          26.01.    If this Lease is terminated under the provisions of
Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of Article 25, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action of any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either

               (a) A sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this Lease not so terminated or had Landlord not so re-entered the Demised Premises, over (ii) the aggregate rental value of the Demised Premises for the same period, or

               (b) Sums equal to the fixed rent and the additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting, the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Demised Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this Subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. Damages shall also include the unamortized portion of the cost of Landlord's Work and any brokerage fees or commissions paid by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

               If the Demised Premises or any part thereof to be relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting.

          26.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of Article 24, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to seek and obtain as liquidated damages by reason of the termination of this Lease or re-entry on the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in
Section 26.01.

          26.03. In addition to the foregoing and without regard to whether this Lease is terminated, Tenant shall pay to Landlord upon demand, all costs and expenses incurred by Landlord, including reasonable attorney's fees, with respect to any lawsuit instituted or defended or any action taken by Landlord to enforce all or any of the provisions of this Lease.

                               ARTICLE 27

                                 WAIVERS

          27.01. Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

          27.02. In the event that Tenant is in arrears in payment of fixed rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

          27.03. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, including any claim of injury or damage, or any emergency or other statutory remedy with respect thereto.

          27.04. The provisions in Articles 16 and l7 shall be considered express agreements governing the services to be furnished by Landlord, and Tenant agrees that any laws and/or requirements of public authorities, now or hereafter in force, shall have no application in connection with any enlargement of Landlord's obligations with respect to such services.

                               ARTICLE 28

                    NO OTHER WAIVERS OR MODIFICATIONS

          28.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act, or omission.
No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, or termination of effectuation of the abandonment is sought.

          28.02. Without limiting Section 28.01, the following provisions shall also apply:

               (a) No agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's property in connection with such subletting.

               (b) The receipt by Landlord of rent with knowledge of breach of any obligation of this Lease shall not be deemed a waiver of such breach.

               (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.



                               ARTICLE 29

                        CURING TENANT'S DEFAULTS

          29.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice, in a case of emergency, and in any other case, only if such default continues after the expiration of (i) ten (10) days from the date Landlord gives Tenant notice of intention so to do, or (ii) the applicable grace period provided in
Section 24.02 or elsewhere in this Lease for cure of such default, whichever occurs later.

          29.02. Bills, invoices and purchase orders for any and all costs, charges, and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof, or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense, and disbursement involved in instituting and prosecuting summary proceedings, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and, shall be due and payable in accordance with the terms of such bills.

                               ARTICLE 30

                                 BROKER

          30.01. Tenant covenants, warrants, and represents that there was no broker instrumental in consummating this Lease and that no conversations or negotiations were had with any broker concerning the renting of the Demised Premises. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission arising out of any conversations or negotiations had by Tenant with any broker except Broker. Landlord agrees to pay Broker pursuant to a separate agreement.

                               ARTICLE 31

                                 NOTICES

          31.01. Any notice, statement, demand, or other communications required or permitted to be given, rendered, or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building) and shall be deemed to have been given, rendered, or made on the date following the date of mailing. Notice may also be given by facsimile transmittal or overnight mail. If such notice is given by facsimile transmittal, it shall be deemed received the day it was sent and overnight mail shall be deemed received the day after it was sent. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, or other communications intended for it. In the event of the cessation of any mail delivery for any reason, personal delivery shall be substituted for the aforedescribed method of serving notices.

                               ARTICLE 32

                          ESTOPPEL CERTIFICATE

          32.01. Tenant agrees, when requested by Landlord, to execute and deliver to Landlord a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, whether any dispute exists with respect thereto and stating whether or not, to Tenant's best knowledge, Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others. Such statement shall be served upon Landlord by Tenant within ten (10) days of Landlord's request. If Tenant fails to deliver such notice, Landlord shall be deemed appointed as Tenant's attorney-in-fact to prepare and deliver such-notice on behalf of Tenant, and Tenant shall be deemed bound thereby upon Landlord's furnishing a copy of the notice to Tenant.

                               ARTICLE 33

                               ARBITRATION

                          INTENTIONALLY DELETED


                                ARTICLE

          NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW

          34.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease. It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the Lease, which alone fully and completely express their agreements and that the same are entered into after full investigation, neither party relying upon any statement or representation not embodied in the Lease made by the other.

          34.02. If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          34.03. This Lease shall be governed in all respects by the laws of the State of New Jersey.

                               ARTICLE 35

                                SECURITY

          35.01. Landlord acknowledges that Tenant has deposited with Landlord the sum of $760.00. Said deposit (sometimes referred to as the "Security Deposit") shall be held by Landlord as security for the faithful performance by Tenant of all the terms of the Lease by said Tenant to be observed and performed. The Security Deposit shall not and may not be mortgaged, assigned, transferred, or encumbered by Tenant, without the written consent of Landlord, and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. If any of the fixed or additional rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid, or if Landlord makes payment on behalf of Tenant, or if Tenant shall fail to perform any of the terms, covenants, and conditions of the Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of fixed or additional rent and any loss or damage sustained by Landlord due to such breach on the part of Tenant, plus expenses; and Tenant shall forthwith upon demand restore the Security Deposit to the original sum deposited. The issuance of a warrant and/or the re-entering of the Demised Premises by Landlord for any default on the part of Tenant or for any other reason prior to the expiration of the term shall not be deemed such a termination of the Lease as to entitle Tenant to the recovery of the Security Deposit. If Tenant complies with all of the terms, covenants, and conditions of the Lease and pays all of the fixed and additional rent and all other sums payable by Tenant to Landlord as they fall due, the Security Deposit shall be promptly returned in full to Tenant after the expiration of the term of the Lease and Tenant's satisfaction of all its obligations accruing prior to the Lease expiration date. In the event of bankruptcy or other creditor-debtor proceedings against Tenant, the Security Deposit and all other securities shall be deemed to be applied first to the payment of fixed and additional rent and other charges due Landlord for all periods prior to the filing of such proceedings. In the event of sale by Landlord of the Building, Landlord may deliver the then balance of the Security Deposit to the transferee of Landlord's interest in the Demised Premises and Landlord shall thereupon be discharged from any further liability with respect to the Security Deposit and this provision shall also apply to any subsequent transferees. No holder of a superior mortgage to which the Lease is subordinate shall be responsible in connection with the Security Deposit, by way of credit or payment of any fixed or additional rent, or otherwise, unless such mortgagee actually shall have received the entire Security Deposit.

                               ARTICLE 36

                              PARTIES BOUND

          36.01. The obligation of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 8 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 24. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner or lessee thereof and in event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Building, but only with respect to the period ending with a subsequent transfer within the meaning of this Article.

          36.02. If Landlord shall be an individual, joint venture, tenancy in common, partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities or a corporation, Tenant shall look only to such Landlord's estate and property in the Building (or the proceeds thereof) and, where expressly so provided in this Lease, to offset against the rents payable under this Lease for the collection of a judgment (or other judicial process) which requires the payment of money by Landlord in the event of any default by Landlord hereunder. No other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises. Further, Tenant agrees that Landlord shall not be liable to Tenant for any special, indirect, or consequential damages arising out of Landlord's breach of this Lease.

                               ARTICLE 37

                                CONSENTS

          37.01. Wherever it is specifically provided in this Lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other had unreasonably withheld or delayed a consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received, within twenty (20) days after making its request for the consent.

          37.02. Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such determination, the requested consent shall be deemed to have been granted, however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Article.

                               ARTICLE 38

                 MORTGAGE FINANCING - TENANT COOPERATION

          38.01. In the event that Landlord desires to seek mortgage financing secured by the Demised Premises, Tenant agrees to cooperate with Landlord in the making of any application(s) by Landlord for such financing including the delivery to Landlord's mortgage broker or mortgagee, of such information as they shall require with respect to Tenant's occupancy of the Demised Premises, including, but not limited to the current financial statement of Tenant, but Tenant shall not be required to deliver such information directly to Landlord, all of the above to be at no cost and expense of Tenant. In the event that Landlord's mortgagee shall request changes to the within Lease in order to make same acceptable to Landlord's mortgagee, Tenant agrees to consent to such changes, provided such changes shall not affect the term of this Lease nor the financial obligations of Tenant hereunder.

                               ARTICLE 39

                        ENVIRONMENTAL COMPLIANCE

          39.01. Tenant shall, at Tenant's sole cost and expense, comply with the New Jersey Industrial Site Recovery Act and the regulations promulgated thereunder (referred to as

"ISRA") as same relate to Tenant's occupancy of the Demised Premises, as well as all other state, federal or local environmental law, ordinance, rule, or regulation either in existence as of the date hereof or enacted or promulgated after the date of this Lease, that concern the management, control, discharge, treatment and/or removal of hazardous discharges or otherwise affecting or affected by Tenant's use and occupancy of the Demised Premises. Tenant represents that Tenant's SIC number does not subject it to ISRA. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection ("NJDEP"). Should the Bureau or any other division of NJDEP, pursuant to any other environmental law, rule, or regulation, determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharge of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, then Tenant shall, at Tenant's own expense prepare and submit the required plans and financial assurances, and carry out the approved plans. In the event that Landlord shall have to comply with ISRA by reason of Landlord's actions, Tenant shall promptly provide all information requested by Landlord for preparation of non-applicability affidavits or a Negative Declaration and shall promptly sign such affidavits when requested by Landlord. Tenant shall indemnify, defend, and save harmless Landlord from all fines, suits, procedures, claims, and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, and from all fines, suits, procedures, claims, and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by the Bureau or any other division of NJDEP. Tenant's obligations and liabilities under this Paragraph shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors. Tenant's failure to abide by the terms of this paragraph shall be restrainable by injunction. Tenant shall have no responsibility to obtain a "Negative Declaration" or "Letter of Non-Applicability" from the NJDEP if the sole reason for obtaining same is in connection with a sale or other disposition of the real estate by Landlord but Tenant agrees to cooperate with Landlord in Landlord's effort to obtain same and shall perform at Tenant's expense any clean up required by reason of Tenant's use and occupancy of the Demised Premises.

                               ARTICLE 40

                              HOLDING OVER

          40.01. Tenant will have no right to remain in possession of all or part of the Demised Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Demised Premises after the expiration of the Lease, without the express consent of Landlord:
(a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon the earlier of (i) thirty (30) days prior written notice, or
(ii) the earliest date permitted by law. In such event, monthly rent will be increased to an amount equal to two hundred percent (200%) of the monthly rent payable during the last month of the term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease. The provisions of this Section shall not be construed to relieve Tenant from liability to Landlord for damages resulting from any such holding over, or preclude Landlord from implementing summary dispossess proceedings. Tenant further acknowledges that its failure to perform any restoration required of it under this Lease shall be deemed the same as its remaining in possession of the Demised Premises after the expiration of the term, subjecting it to hold-over rent in accordance with this Article 40.

                               ARTICLE 41

                  CERTAIN DEFINITIONS AND CONSTRUCTIONS


          41.01. For the purpose of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires, the definitions set forth in Exhibit F annexed hereto shall be utilized.

          41.02. The various terms which are italicized and defined in other Articles of this Lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and such Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

          41.03. The submission of this Lease for examination does not constitute a reservation of, or option for, the Demised Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

          41.04. The Article headings in this Lease and the Index prefixed to this Lease are inserted only as a matter of convenience in reference and are not to be given any effect whatsoever in construing this Lease.

                               ARTICLE 42

                         EQUIPMENT AND MACHINERY

          42.01. Tenant acknowledges that the equipment set forth in Exhibit C-1 (the "Equipment") is the property of Landlord. Landlord and Tenant agree that the following terms and conditions shall apply to the Equipment.

          (a)  GOOD CONDITION:     Tenant at all times shall keep and
maintain the Equipment in good and efficient working order and condition and shall obtain and maintain appropriate repair and maintenance contracts for the equipment. Tenant agrees to return the Equipment in the same condition upon the Expiration Date hereof as at its inception, wear and tear excepted.

          (b)  LOSS BY FIRE OR OTHER CASUALTY:    The Equipment all times
until redelivered to Landlord shall be held at the sole risk of Tenant free from injury, loss or damage. If the Equipment or any par thereof shall be destroyed by fire or otherwise, Tenant shall apply such insurance so as to replace such Equipment.
          (c)  NO ALTERATIONS:     Except with the express permission of
Landlord, Tenant shall not make any alterations or additions or improvements to the Equipment. If Landlord approves any such additions or alterations to the Equipment, all such additions or alterations shall become the property of the Landlord at the expiration of this Lease. In the event Landlord rescinds the notice as aforesaid, this Lease shall continue in full force and effect.

                               ARTICLE 43

                          CONTINUOUS OPERATION

          43.01. Tenant agrees to continuously operate the Demised Premises five (5) days a week during the hours of approximately 7:00 a.m. through approximately 4:30 p.m., Monday through Friday, except that Tenant shall not be required to operate on days designated as Building Holidays by Landlord. In the event the Tenant shall fail to operate the Demised Premises on a continuous basis other than by reason of force majeure, Landlord shall have the right upon ten (10) days prior written notice to elect to terminate this Lease.


          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.


WITNESS:                           LANDLORD:
                                   ALFIERI-PARKWAY ASSOCIATES
                                   a New Jersey General Partnership

/s/ CHRISTINE A. JOSEPH             /s/ MICHAEL ALFIERI
-----------------------            --------------------
                                   By:    Michael Alfieri
                                   Title: Partner


ATTEST:                            TENANT:
                                   HOST AMERICA CORPORATION
                                   a Colorado Corporation

/s/ LAWRENCE ROSENTHAL             /s/ GEOFFREY RAMSEY
----------------------             -------------------
                                   By:    GEOFFREY RAMSEY
                                   Title: President

                                EXHIBIT A

                           DESCRIPTION OF LAND
                          --------------------

                           499 THORNALL STREET




BEGINNING at a point in the New South Easterly line of Thornall Street, said point being 36.00 feet at right angles from the center line of said road. Said beginning point being formed by the intersection of the New South Easterly line of Thornall Street with the common line of Lot 2-B-1, Block 676 and Lot 1-A, Block 676; as shown on the Edison Township Tax Map and running thence;

1. South 14 -15' - 14" East 1112.09 feet running along the Westerly line of Lots 1-A, 1-B, 1-C; Block 676 as shown on the Edison Township Tax Map to a point and corner of Lot 5, Block 676 and running thence;

2. South 55 -02' - 33" West 380.00 feet along the Northerly line of Lot 5, Block 676 to a point in said line and running thence;

3.   North 43 -27' - 01" West 919.28 feet along the Easterly line of
     Lot 2-B-2, Block 676 to a point in the New South Easterly line of Thornall Street and running thence;

4. North 46 -50' - 10" East 918.33 feet along the New South Easterly line of Thornall Street to a point, said point being the point and place of BEGINNING.

Said tract contains 14.23 Acres and is subjected to a Sanitary Sewer Easement and a 30.00 foot wide Buckeye pipeline Right of Way. Recorded May 8, 1952 in Book 1618, Page 499.

Property known and designated as Lot 2-B-1, Block 676 as shown on the current Township of Edison Tax Map.

Property also known and designated as Lot 2-B-1, Block 676 as shown on plan entitled, "Final Plat Prepared for M. Alfieri Co., Inc.", dated April 3, 1979 by Goodman, Allgair & Scott.

Subject to easements, restrictions and covenants of record and such state of facts as an accurate survey may reveal.



                                   1A

                                EXHIBIT B

                               FLOOR PLAN
                               ----------









                                   1B

                                EXHIBIT C

                           SEPARATE WORKLETTER
                           -------------------









                                   1C

                                EXHIBIT D

                          INTENTIONALLY DELETED
                          ---------------------









                                   1D

                                EXHIBIT E

                          RULES AND REGULATIONS
                          ---------------------


          1. The rights of tenants in the entrances, corridors, elevators, and escalators of the Building are limited to ingress to and egress from the tenants' demised premises for the tenants and their employees, licensees, and invitees, and no tenant shall use or permit the use of the entrances, corridors, escalators, or elevators for any other purpose. No tenant shall invite to the tenant's demised premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators, and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees, or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits, or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

          2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not having a pass issued by the Landlord or the tenant whose demised premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation, and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement, or other commotion, the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property of the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the packaging or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibilities on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion, or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting, or peddling in the Building is prohibited, and every tenant shall cooperate to prevent the same.

          3. No tenant shall obtain or accept for use in its demised premises ice, food for on premises preparation other than warming, beverage towel, barbering, boot blackening, floor polishing, lighting maintenance, cleaning, or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by the Landlord are not excessive and where appropriate and

                                   1E
consonant with the security and proper operation of the Building sufficient persons are so authorized for the same service to provide tenants with a reasonably competitive selection. Such services shall be furnished only at such hours, in such places within the Tenant's Demised Premises and under such reasonable regulations as may be fixed by the Landlord. Tenant may have a coffee service, subject to Landlord's approval, and a kitchen for the use of its employees commensurate with normal office use.

          4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees, or invitees of the tenant shall be paid by such tenant.

          5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's demised premises, or at any point inside any tenant's premises where the same might be visible outside of such demised premises, except that the name of the tenant may be displayed on the entrance door of the tenant's demised premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of the Landlord as to the size, color, and style of such display. The inscription of the name of the tenant on the door of the tenant's demised premises shall be done by the Landlord at the expense of the tenant.

          6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's demised premises. Linoleum, tile, or other floor covering shall be laid in a tenant's demised premises only in a manner approved by the Landlord.

          7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's demised premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon the same upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise, and bulky matter of any description shall be delivered to and removed from the demised premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building.

          8. No machines or mechanical equipment of any kind other than typewriters and other ordinary portable business machines, may be installed or operated in any tenant's demised premises without Landlord's prior written consent, and in no case (even where the same are of a type so accepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical

                                   2E
equipment which may be permitted to be installed and used in a tenant's demised premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration, or electrical or other interference from being transmitted from such premises to any other area of the Building.

          9. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Landlord might disturb other tenants in the building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's demised premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenants' demised premises, and nothing shall be brought into or kept in any tenants' demised premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning, or other servicing of the Building or the demised premises, or the use of enjoyment by any other tenant of any other demised premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible, or explosive object or material shall be brought into the building by any tenant or with the permission of any tenant. Any cuspidors or similar containers or receptacles used in any tenants' demised premises shall be cared for and cleaned by and at the expense of the tenant.

          10. No acids, vapors, or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

          11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenants' demised premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a tenant's demised premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's demised premises and toilet rooms shall be delivered to the Landlord.

          12. All entrance doors in each tenants' demised premises shall be left locked, and all windows shall be left closed by the tenant when the tenant's demised premises are not in use. Entrance doors shall not be left open at any time.

          13. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

          14. All windows in each tenant's demised premises shall be kept closed and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's demised premises.

                                   3E

          15. The Landlord reserves the right to rescind, alter, or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable, or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed by the Building.









                                   4E

                                EXHIBIT F

                               DEFINITIONS
                               -----------


          (a) The term "mortgage" shall mean an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term "mortgagee" shall mean such a trustee.

          (b) The terms "include," "including," and "such as" shall each be construed as if followed by the phrase "without being limited to."

          (c) References to Landlord as having no liability to Tenant or being without liability to Tenant, shall mean the Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated

          (d) The term laws and/or requirements of public authorities and words of like import shall mean laws and ordinances of any or all of the Federal, state, city, county, and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies, or office thereof, or of any other governmental, public, or quasipublic authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

          (e) The term requirements of insurance bodies and words of like import shall mean rules, regulations, orders, and other requirements of the New Jersey Board of Fire Underwriters and/or similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

          (f) The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

          (g) Reference to termination of this Lease includes expiration or earlier termination of the term of this Lease or cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon a termination of this Lease, the term and estate granted by this Lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this Lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this Lease, may be performed after such termination and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.



                                   1F

                        FIRST AMENDMENT TO LEASE
                      BETWEEN METRO FOUR ASSOCIATES
                          LIMITED PARTNERSHIP,
                            AS LANDLORD, AND
                        HOST AMERICA CORPORATION,
                                AS TENANT


     THIS FIRST AMENDMENT TO LEASE made this 30th day of September 1999 between METRO FOUR ASSOCIATES LIMITED PARTNERSHIP, a New Jersey Limited Partnership, ("Landlord"), c/o Alfieri Property Management, having an office at 399 Thornall Street, P.O. Box 2911, Edison, New Jersey 08818-2911 and HOST AMERICA CORPORATION, a Delaware Corporation, having its principal office at 2 Broadway, Hamden, Connecticut 06581-2697, ("Tenant").


                          W I T N E S S E T H:


     WHEREAS, Landlord and Tenant entered into a Lease dated November 18, 1998, (the "Lease") wherein Landlord let unto Tenant and Tenant hired from Landlord 5,433 rentable square feet on a portion of the 1st floor of a certain office building commonly known and designated as 379 Thornall Street, Edison, New Jersey; and


     WHEREAS, Landlord and Tenant have agreed to extend the term of the Lease and to modify certain provisions of the Lease.


     NOW THEREFORE, in consideration of the mutual covenants and undertakings hereinafter set forth by and between the parties hereto, it is agreed as follows:


     1. The initial term of the Lease is hereby extended for a period commencing January 1, 2004 and expiring on the same day as the expiration date ("Expiration Date") set forth in the lease between Alfieri Parkway Associates, as landlord and Tenant for premises located at 499 Thornall Street, Edison, New Jersey (the "499 Lease"). Promptly following the commencement date of the 499 Thornall Street lease, Landlord shall notify Tenant in writing of the Expiration Date.


     2. Tenant acknowledges that it currently owes Landlord $1,080.00 (calculated based upon $120.00 per month for 9 months commencing January 1, 1999) for the storage space provided for in Article 44 of the Lease.
Tenant agrees to pay Landlord upon the commencement date of the 499 Lease the then current outstanding sum for the storage space which shall be calculated based upon $120.00 per month for the number of months from January 1, 1999 until the commencement date of the 499 Lease.


     3. Except as modified herein, all of the terms, covenants and conditions set forth in the Lease remain in full force and effect.


          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.



                                        LANDLORD:
WITNESS:                                METRO FOUR ASSOCIATES
                                        LIMITED PARTNERSHIP,
                                        a New Jersey Limited Partnership
s/ M
 /s/ CHRISTINE A. JOSEPH                  /s/ MICHAEL ALFIERI
------------------------------          -------------------------------
                                        BY:    MICHAEL ALFIERI
                                        TITLE: Partner


                                        TENANT:
ATTEST:                                 HOST AMERICA CORPORATION,
                                        a Colorado Corporation


 /s/ LAWRENCE ROSENTHAL                  /s/ GEOFFREY RAMSEY
------------------------------          --------------------
                                        BY:  GEOFFREY RAMSEY
                                        TITLE: President



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